Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of the 15th day of November, 2010 (this “Second Amendment”), is entered into among The Valspar Corporation, a Delaware corporation (the “Company”), the Borrowing Subsidiaries party hereto, the lenders party hereto designated as “Continuing Lenders” on its signature page, (the “Continuing Lenders”), the lenders party hereto designated as “Exiting Lenders” on its signature page, (the “Exiting Lenders”), the lenders party hereto designated as “New Lenders” on its signature page (the “New Lenders” and collectively with the Continuing Lenders, the “Lenders”), and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

          A.          The Company, the Borrowing Subsidiaries party thereto, the lenders party thereto and the Administrative Agent are parties to that certain Three-Year Credit Agreement dated as of June 30, 2009 (as amended by the First Amendment to Credit Agreement dated as of August 17, 2009 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement as they may be amended pursuant to this Second Amendment.

          B.          The Company, the Administrative Agent and the Lenders have agreed to make certain amendments to the Credit Agreement on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

          1.1          Amendments to Section 1.01 Consisting of New Definitions. The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

              “‘Fronting Exposure’ shall mean, at any time there is a Defaulting Lender or Downgraded Lender, with respect to any Issuing Bank, such Defaulting Lender’s or Downgraded Lender’s LC Exposure with respect to Letters of Credit issued by such Issuing Bank other than LC Exposure as to which such Lender’s participation obligation has been reallocated to other Lenders or cash collateralized in accordance with the terms hereof.

              “‘Nonconsenting Lender’ means any Lender who has not consented to a consent, waiver or amendment to any Loan Document requested by the Company or the Administrative Agent and such consent, waiver or amendment either (i) requires the approval of the Required Lenders under Section 9.02(b) and is otherwise approved by the Required Lenders or (ii) requires the approval of each Lender or each Lender affected thereby under Section 9.02(b) and is otherwise approved by the Required Lenders.”

“‘Second Amendment’ shall mean the Second Amendment to Credit Agreement, dated as of November 15, 2010, among the Company, the Lenders party thereto, and the Administrative Agent.”

“‘Second Amendment Effective Date’ has the meaning given to such term in Article III to the Second Amendment.”

          1.2          Amendments to Section 1.01 Consisting of Modifications to Existing Definitions. The following definitions in Section 1.01 of the Credit Agreement are hereby amended in their entirety as follows:

              “‘Fee Letter” means (i) the amended and restated letter agreement from Wells Fargo and Wells Fargo Securities, LLC to the Company dated as of October 13, 2010 and (ii) the letter agreement from Bank of America, N.A. and Banc of America Securities LLC to the Company dated June 5, 2009, each relating to certain fees payable by the Company in respect of the transactions contemplated by this Agreement and the other Loan Documents, as amended, modified, restated or supplemented from time to time.

“‘Maturity Date’ means December 31, 2014.”

              “‘Revolving Commitment” means, with respect to each Lender, the commitment of such Lender set forth on Schedule 2.1 to the Second Amendment (or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment) to make Revolving Loans pursuant to Section 2.01(a), as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) increased from time to time pursuant to Section 2.23 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The aggregate amount of the Revolving Commitments on the Second Amendment Effective Date is US$550,000,000.”

          1.3          Amendments to Section 1.01 Consisting of Deletions of Existing Definitions. The definition of the term “Percentage” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

          1.4          Amendments to Pricing Grid. Section 1.01 of the Credit Agreement is hereby further amended by deleting the chart contained in the definition of “Applicable Rate” and substituting the following therefor:

Index Debt Ratings:	Eurocurrency Spread	ABR Spread	Facility Fee Rate

Category 1	1.30%	0.30%	0.20%
A-/A3 or higher

Category 2	1.50%	0.50%	0.25%
BBB+/Baa1

Category 3	1.70%	0.70%	0.30%
BBB/Baa2

Category 4	1.90%	0.90%	0.35%
BBB-/Baa3

Category 5	2.05%	1.05%	0.45%
lower than BBB-/Baa3

          1.5          Amendments to Section 2.18(b) (Replacement of Lenders). Section 2.18(b) of the Credit Agreement is hereby amended in its entirety as follows:

“If (i) any Lender requests compensation under Section 2.14, (ii) any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, (iii) any Lender is a Defaulting Lender or a Downgraded Lender or (iv) any Lender is a Nonconsenting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under the Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Revolving Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts), (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments and (iv) in the case of any Nonconsenting Lender, each assignee shall consent, at the time of such assignment, to each matter in respect of which such Lender was a Nonconsenting Lender. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.”

          1.6           Amendments to Section 2.22 (Defaulting Lenders, Downgraded Lenders). Section 2.22 of the Credit Agreement is hereby amended by deleting the existing clauses (b) and (c) and substituting the text below as new clauses (b), (c), (d) and (e), and redesignating the existing clause (d) as clause (f):

“(b)        the Revolving Commitment and the Credit Exposure of any Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.02); provided that (i) the Revolving Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (ii) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender;

(c)          all or any part of such Defaulting Lender’s LC Exposure shall automatically be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) the conditions set forth in Section 4.02(b) are satisfied at such time (and, unless the Company shall have otherwise notified the Administrative Agent at the time, the Company shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Credit Exposure of any non-Defaulting Lender to exceed its Revolving Commitment;

(d)          if the reallocation described in clause (c) above cannot, or can only partially, be effected, the Company shall, without prejudice to any right or remedy available to it hereunder or under law, within 3 Business Days following notice by the Administrative Agent, cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (c) above) in accordance with the procedures set forth in Section 2.05(j) for so long as such LC Exposure is outstanding;

(e)          so long as any Lender is a Defaulting Lender or a Downgraded Lender, no Issuing Bank shall be required to issue, extend, create, incur, amend or increase any Letter of Credit unless such Issuing Bank has entered into satisfactory arrangements with the Company or such Lender to eliminate such Issuing Bank’s Fronting Exposure; and”

          1.7           Amendments to Section 2.23 (Increase in Revolving Commitments). Section 2.23(a) of the Credit Agreement is hereby amended in its entirety as follows:

“(a)         From time to time on and after the Second Amendment Effective Date and prior to the date of termination of the Revolving Commitments but not more than 2 times during any 12-month period, the Company may, upon at least 30 days notice to the Administrative Agent (which shall promptly provide a copy of such notice to the Lenders), propose to increase the aggregate amount of the Revolving Commitments by an amount which (i) is not less than $10,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof, with respect to any such request and (ii) when aggregated with all prior and concurrent increases in the Revolving Commitments pursuant to this Section 2.23, is not in excess of $100,000,000, provided that at no time shall the aggregate Revolving Commitments exceed $650,000,000. The Company may increase the aggregate amount of the Revolving Commitments by (x) having another lender or lenders (each, an “Additional Lender”) become party to this Agreement, (y) agreeing with any Lender (with the consent of such Lender in its sole discretion) to increase its Revolving Commitment hereunder (each, an “Increasing Lender”) or (z) a combination of the procedures described in clauses (x) and (y) of this sentence; provided that no Lender shall be obligated to increase its Revolving Commitment without its consent.”

          1.8          Amendments to Section 5.01 (Information). Section 5.01(c) of the Credit Agreement in hereby amended by replacing the phrase “Sections 5.03, 5.04, 5.06, 5.08, 5.11(d) and 5.21” in clause (i) thereof, and substituting therefor the phrase “Sections 5.03 and 5.04”.

1.9 Amendments to Section 5.05 (Restricted Payments). Section 5.05 of the Credit Agreement is hereby amended in its entirety as follows:

“[Reserved]”

1.10 Amendments to Section 5.10 (Dissolution). Section 5.10 of the Credit Agreement is hereby amended in its entirety as follows:

“5.10     Dissolution. None of the Company, any Subsidiary Guarantor or any other Borrower shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any of its Equity Interests or that of any Subsidiary that is a Borrower or Subsidiary Guarantor, except (i) through a corporate reorganization permitted by Section 5.11 or (ii) Restricted Payments so long as no Default has occurred and is continuing or would result therefrom.”

          1.11        Amendments to Section 5.11(Consolidations, Mergers and Sales of Assets). Section 5.11 of the Credit Agreement is hereby amended by deleting clause (d) in its entirety and substituting therefor the following new clause (d):

“(d) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not apply unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued (whether in one transaction or in a series of transactions) constitutes all or substantially all of the assets of the Company or such Material Subsidiary and”

1.12 Global Amendments.

(a) The Credit Agreement is hereby amended by deleting all references to “Wachovia Capital Markets, LLC” in the Loan Documents and substituting therefor “Wells Fargo Securities, LLC.”

(b) The Credit Agreement is hereby amended by deleting all references to “Three-Year Credit Agreement” in the Loan Documents and substituting therefor “Credit Agreement.”

(c) The Credit Agreement is hereby amended by deleting all references to “Percentage” in the Loan Documents and substituting therefor “Applicable Percentage.”

          1.13       Amendment to Exhibit E (Form of Compliance Certificate). Exhibit E (Form of Compliance Certificate) to the Credit Agreement is hereby amended in its entirety in the form attached to the Second Amendment.

ARTICLE II

ASSIGNMENTS AND ASSUMPTIONS

          2.1          Each of the parties hereto acknowledges and agrees that (i) the Exiting Lenders desire to sell and assign their Revolving Commitments to the New Lenders and to certain of the Continuing Lenders and to be relieved of their obligations under the Credit Agreement, (ii) certain of the Continuing Lenders desire to purchase and assume portions of the Revolving Commitments of the Exiting Lenders and/or increase their existing Revolving Commitments and (iii) the New Lenders desire to purchase and assume portions of the Revolving Commitments of the Exiting Lenders and/or provide new Revolving Commitment and to become parties to the Credit Agreement. As an administrative convenience and to avoid the necessity that each Lender enter into separate Assignment and Assumptions, the parties hereto acknowledge and agree that effective as of the Second Amendment Effective Date, each Exiting Lender shall be deemed to have sold and assigned to the Continuing Lenders and the New Lenders its Revolving Commitment and Revolving Loans which are outstanding on the Second Amendment Effective Date and the New Lenders making Revolving Commitments and the Continuing Lenders increasing their Revolving Commitments shall be deemed to have purchased and assumed the Revolving Commitments and Revolving Loans of the Exiting Lenders, in each case in amounts such that the Revolving Commitments of the Lenders after giving effect thereto shall be as reflected on Schedule 2.1 attached hereto.

          2.2          Effective on the Second Amendment Effective Date, (i) each New Lender shall be deemed to be a party to and a “Lender” under the Credit Agreement and shall be bound by all of the terms and provisions applicable to Lenders under the Credit Agreement, (ii) each New Lender shall deliver to the Administrative Agent cash in an amount equal to such New Lender’s Applicable Percentage of the aggregate Revolving Loans outstanding on the Second Amendment Effective Date, (iii) each Continuing Lender whose Applicable Percentage will increase as a result of the operation of Section 2.1 shall deliver to the Administrative Agent cash in an amount sufficient to provide for such Continuing Lender to hold its increased Applicable Percentage of the aggregate Revolving Loans outstanding on the Second Amendment Effective Date and (iv) the Administrative Agent shall distribute the cash delivered by the New Lenders pursuant to clause (ii) and by the Continuing Lenders pursuant to clause (iii) to the Exiting Lenders and any Continuing Lender whose Applicable Percentage decreases as a result of the Second Amendment, in each case in amounts sufficient to fully repay the principal amount of Revolving Loans owing to such Exiting Lenders as of the Second Amendment Effective Date.

          2.3          Upon the Administrative Agent’s receipt of the interest and facility fees required to be paid by the Company on the Second Amendment Effective Date, the Administrative Agent shall distribute to each of the Continuing Lenders and Exiting Lenders their respective pro rata shares of such interest and facility fees based on their respective Applicable Percentages prior to giving effect to this Second Amendment.

          2.4          Each Exiting Lender hereby (i) warrants that it is the legal and beneficial owner of the interest being assigned by it pursuant to Section 2.1 free and clear of any adverse claim created by such Exiting Lender and that its Revolving Commitment, and the outstanding balances of its Revolving Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth on Schedule 2.4 attached hereto, and (ii) except as set forth in clause (i), makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, or the financial condition of the Borrowers or any Subsidiary or the performance or observance by the Borrowers or any Subsidiary of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.

          2.5          Each New Lender and Continuing Lender whose Revolving Commitment will increase as a result of the operation of Section 2.1 (i) represents and warrants that it is legally authorized to enter into this Amendment and to consummate the transactions contemplated by Section 2.1, (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Section 3.04(a) thereof or delivered pursuant to Section 5.01 thereof and such other documents and information as it has deemed appropriate to make it owns credit analysis and decision to enter into this Amendment and the transactions contemplated by Section 2.1, (iii) will independently and without reliance upon the Administrative Agent, any of the Exiting Lenders or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as delegated to the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto and (v) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

          2.6          Notwithstanding any to the contrary contained in the Credit Agreement, the parties acknowledge and agree that this Article II shall be deemed to satisfy all requirements set forth in Section 9.04 of the Credit Agreement for the assignment and assumption of the Revolving Commitments and related rights and obligations being sold and assigned pursuant hereto, including without limitation, the requirement that a separate Assignment and Assumption be entered into in connection with each such sale and assignment.

          2.7          Effective on the Second Amendment Effective Date, the participations in the Letters of Credit under the Credit Agreement shall be adjusted to give effect to any change in the Applicable Percentage of any Lender as a result of this Second Amendment.

          2.8          THE PARTIES FURTHER ACKNOWLEDGE AND AGREE THAT THE EXITING LENDERS ARE ENTERING INTO THIS AMENDMENT SOLELY FOR THE PURPOSES OF THIS ARTICLE II AND SHALL NOT BE DEEMED TO BE BOUND BY ANY TERM OR PROVISION OF THIS AMENDMENT OTHER THAN THIS ARTICLE II.

ARTICLE III

CONDITIONS OF EFFECTIVENESS

          This Second Amendment shall become effective as of the date (such date being referred to as the “Second Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

          (a)          The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Second Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic image scan transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

          (b)          The Administrative Agent shall have received the favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date) of Lindquist & Vennum, PLLP, special counsel for the Borrowers and the Subsidiary Guarantors, covering such other matters relating to the Company, this Second Amendment, the other Loan Documents or the transactions contemplated by this Amendment and the other Loan Documents as the Administrative Agent or the Lenders shall reasonably request. The Company hereby requests such counsel to deliver such opinion.

          (c)          The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the authority of the Company to enter into this Amendment and any other legal matters relating to the Company, this Amendment, the other Loan Documents or the transactions contemplated by this Amendment and the other Loan Documents, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (d)          A certificate of each Subsidiary Guarantor, signed on behalf of such Subsidiary Guarantor, certifying to the continuing full force and effect, both immediately before and after the Second Amendment Effective Date, of the Guarantee Agreement.

          (e)          The representations and warranties set forth in Article 4 hereto and in the Credit Agreement shall be true and correct on and as of the Second Amendment Effective Date.

          (f)          No Default shall have occurred and be continuing both immediately before and after the Second Amendment Effective Date.

          (g)          The Administrative Agent shall have received (i) all accrued and unpaid interest and fees owing to the Exiting Lenders and Continuing Lenders as of the Second Amendment Effective Date and (ii) all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any of the Borrowers under the Credit Agreement, under this Second Amendment or under any other Loan Document.

          (h)          The Administrative Agent shall have received such documentation and information as is reasonably requested by any Lender about the Borrowers and the Subsidiary Guarantors in respect of applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

          The Company (on behalf of itself and the Borrowing Subsidiaries) represents and warrants to the Administrative Agent, the Issuing Banks and the Lenders that (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, both immediately before and after giving effect to this Second Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) this Second Amendment has been duly authorized, executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Company and the Borrowing Subsidiaries enforceable against them in accordance with its terms, and (iii) no Default shall have occurred and be continuing on the Second Amendment Effective Date, both immediately before and after giving effect to this Second Amendment.

ARTICLE V

ACKNOWLEDGEMENT AND CONFIRMATION OF THE COMPANY

          The Company hereby confirms and agrees, on behalf of itself and the Borrowing Subsidiaries, that after giving effect to this Second Amendment, the Credit Agreement and the other Loan Documents remain in full force and effect and enforceable against each Borrower in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and the amendments contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations of any Borrower evidenced by or arising under the Credit Agreement and the other Loan Documents, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect. The Company represents and warrants to the Lenders on behalf of itself and the Borrowing Subsidiaries that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if any Borrower has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Second Amendment. This acknowledgement and confirmation by the Company is made and delivered to induce the Administrative Agent and the Lenders to enter into this Second Amendment, and the Company acknowledges that the Administrative Agent and the Lenders would not enter into this Second Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE VI

MISCELLANEOUS

          6.1     Governing Law. This Second Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

          6.2     Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Second Amendment. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as amended hereby. This Second Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Second Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

          6.3     Expenses. The Company agrees on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Second Amendment and the other Loan Documents delivered in connection herewith.

          6.4     Severability. To the extent any provision of this Second Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Second Amendment in any jurisdiction.

          6.5     Successors and Assigns. This Second Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

          6.6     Construction. The headings of the various sections and subsections of this Second Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

          6.7     Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy or by electronic mail in a .pdf or similar file shall be effective as delivery of a manually executed counterpart of this Second Amendment. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

THE VALSPAR CORPORATION

By

Name: Tyler Treat
Title: Treasurer

THE VALSPAR (SWITZERLAND) HOLDING
CORPORATION AG, as a Borrowing Subsidiary

By:
Name:
Title:

ENGINEERED POLYMER SOLUTIONS, INC.,
as a Borrowing Subsidiary

By:
Name:
Title:

VALSPAR FINANCE CORPORATION,
as a Borrowing Subsidiary

By:
Name:
Title:

VALSPAR COATINGS FINANCE
CORPORATION, as a Borrowing Subsidiary

By:
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

THE VALSPAR (UK) HOLDING CORPORATION LTD., as a Borrowing Subsidiary

By:
Name:
Title:

VALSPAR CREDIT CORPORATION, as a Borrowing Subsidiary

By:
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an Issuing Bank, and a Continuing Lender

By:
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

[Lender], as [a Continuing Lender][a New Lender][an Exiting Lender]

By:

Name:

Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Bank and as a Continuing Lender

By
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Continuing Lender

By
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Continuing Lender

By
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as a Continuing Lender

By
Name:
Title:

By
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Continuing Lender

By
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Continuing Lender

By
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Continuing Lender

By
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

ING BANK N.V., DUBLIN BRANCH, as a New Lender

By
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

LLOYDS TSB BANK PLC, as a New Lender

By
Name:
Title:

By
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a New Lender

By
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK, as a Continuing Lender

By
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, N.A., as a New Lender

By
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a Continuing Lender

By
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

COMMONWEALTH BANK OF AUSTRALIA, as an Exiting Lender

By
Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

EXHIBIT E

THE VALSPAR CORPORATION
COMPLIANCE CERTIFICATE

          Reference is made to the Three-Year Credit Agreement dated as of June 30, 2009 (as modified and supplemented and in effect from time to time, the “Credit Agreement”) among The Valspar Corporation, the Borrowing Subsidiaries from time to time party thereto, the Lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent and an Issuing Bank, Wachovia Bank, National Association, as an Issuing Bank and Bank of America, N.A., as Syndication Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

          Pursuant to Section 5.01[(a)/(b)] of the Credit Agreement, [          ], the duly authorized [Chief Financial Officer/Treasurer/Chief Accounting Officer] of The Valspar Corporation, hereby certifies that the consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of the Fiscal [Quarter/Year] ended [          ] and the related statement of income, shareholders’ equity and statement of cash flows furnished to each of the Lenders simultaneously herewith are fairly presented, prepared in accordance with GAAP, applied on a basis consistent with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries (subject to normal year-end adjustments).

          Pursuant to Section 5.01(c) of the Credit Agreement, [          ], the duly authorized [Chief Financial Officer/Treasurer/Chief Accounting Officer] of The Valspar Corporation, hereby (i) certifies to the Administrative Agent and the Lenders that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of [     ], and that no Default or Event of Default is in existence on and as of the date hereof and (ii) restates and reaffirms that the representations and warranties contained in Article III of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date.

THE VALSPAR CORPORATION,

by

		Name:	[ ]
		Title:	[Chief Financial
Officer/Treasurer/Chief
Accounting Officer]

Date:

COMPLIANCE CHECK LIST
The Valspar Corporation

[ ________________ }

1.	Subsidiaries (Section 3.08)

The Company has no Subsidiaries except for those Subsidiaries listed on Schedule 3.08, or as described in the Compliance Certificate furnished pursuant to Section 5.01(c), in each case which accurately sets forth each such Subsidiary’s complete name and jurisdiction of incorporation.

New Subsidiaries not listed on Schedule 3.08 or in a prior Compliance Certificate:

	Domestic Subsidiaries	Name	Jurisdiction of Incorporation

	Foreign Subsidiaries	Name	Jurisdiction of Incorporation

2.	Ratio of Consolidated Debt to Consolidated EBITDA (Section 5.03)

The ratio of Consolidated Debt at any date to Consolidated EBITDA for the period of four consecutive Fiscal Quarters ended on or most recently prior to such date will not exceed 3.50 to 1.00.

	(a)	Consolidated Debt	Schedule - 2	$	_________

	(b)	Consolidated EBITDA	Schedule - 1	$	_________

	Actual Ratio of (a) to (b)				_________

	Maximum Ratio for Applicable Period				3.50 to 1.00

3.	Interest Coverage Ratio

The ratio of Consolidated EBITDA for the period of four consecutive Fiscal Quarters ended on or most recently prior to any date of determination to Consolidated Interest Expense at such date will not be less than the ratio of 4.00 to 1.00.

(a)	Consolidated EBITDA	Schedule - 1	$	_________

(b)	Consolidated Interest Expense	Schedule - 3	$	_________

(c)	Actual Ratio of (a) to (b)			_________

Minimum Ratio for Applicable Period				4.00 to 1.00

Schedule - 1

EBITDA

(1)	Consolidated Net Income for:

	________ quarter_____-_____			$	_________
	________ quarter_____-_____			$	_________
	________ quarter_____-_____			$	_________
	________ quarter_____-_____			$	_________

	Total					$	_________

(2)	Additions to Consolidated Net Income, (to the extent taken into account in the calculation of Consolidated Net Income):

(A) Consolidated Interest Expense for:

	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________

	Total			$	_________

(B) Taxes on income of the Company and its Consolidated Subsidiaries for:

	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________

	Total			$	_________

(C) Sum of all depreciation expenses of the Company and its Consolidated Subsidiaries for:

	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________

	Total			$	_________

(D) Amortization expenses of the Company and its Consolidated Subsidiaries for:

	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________

	Total			$	_________

	(E)	Depletion expenses of the Company and its Consolidated Subsidiaries for:

		________ quarter_____-_____	$	__________
		________ quarter_____-_____	$	__________
		________ quarter_____-_____	$	__________
		________ quarter_____-_____	$	__________

		Total			$	_________

(F)

Extraordinary, unusual or non-recurring non-cash losses, including goodwill impairment or amortization expense and non-cash losses from the sale, exchange, transfer or other disposition of property of the Company or its Consolidated Subsidiaries and the related tax effects in accordance with GAAP for:

		________ quarter_____-_____	$	__________
		________ quarter_____-_____	$	__________
		________ quarter_____-_____	$	__________
		________ quarter_____-_____	$	__________

		Total			$	_________

	(G)	Total Additions to Net Income (Sum of Lines 2(A) – 2(F))					$	_________

(3)	Net Income plus Additions (Sum of Line 1 and 2(G))						$	_________

(4)	Reductions from Consolidated Net Income (to the extent taken into account in the calculation of Consolidated Net Income).

(A)

The income of any Person (other than a wholly owned Subsidiary of the Company) in which any Person other than the Company or any of its Consolidated Subsidiaries has a joint interest or a partnership interest or other ownership interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Consolidated Subsidiaries by such Person for:

		________ quarter_____-_____	$	__________
		________ quarter_____-_____	$	__________
		________ quarter_____-_____	$	__________
		________ quarter_____-_____	$	__________

		Total			$	_________

(B)

Gains from the sale, exchange, transfer or other disposition of property or assets of the Company and its Consolidated Subsidiaries (other than inventory sold in the ordinary course of business) during such period, and related tax effects in accordance with GAAP for:

	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________

	Total			$	_________

(C)

Any other extraordinary, unusual or non-recurring gains or other income not from the continuing operations of the Company and its Consolidated Subsidiaries during such period, and related tax effects in accordance with GAAP for:

	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________

	Total			$	_________

(D)

the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that subsidiary for:

	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________
	________ quarter_____-_____	$	__________

	Total			$	_________

	(E)	Total Reductions from Net Income (Sum of Lines 4(A) – 4(D))	$	_________

(5)	Total Consolidated EBITDA (Difference between Line 3 and Line 4(E)		$	_________

Schedule - 2

Consolidated Debt

Borrowed Money or Bonds, Debentures, Notes or Similar Instruments		TOTAL

$
$
$
$

Total Borrowed Money		$

Capital Leases

$
$
$
$

Total Capital Leases		$

Reimbursement Obligations

$
$
$

Total Reimbursement Obligations		$

Guaranteed Obligations

$
$
$
$

Total Guaranteed Obligations		$

Securitization Debt

$
$
$
$

Total Securitization Debt		$

Other Debt
$
$
$
$

Total Other Debt		$

Consolidated Debt	$

Schedule - 3

Consolidated Interest Expense

Interest

$
$
$
$
Consolidated Interest Expense $_______

Schedule 2.1

Revolving Commitments

Lender	Revolving Commitment
Wells Fargo Bank, National Association	$75,000,000
Bank of America, N.A.	$75,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$60,000,000
Deutsche Bank AG New York Branch	$60,000,000
U.S. Bank National Association	$60,000,000
Goldman Sachs Bank USA	$45,000,000
PNC Bank, National Association	$45,000,000
ING Bank N.V., Dublin Branch	$30,000,000
Lloyds TSB Bank plc	$30,000,000
Australia and New Zealand Banking Group Limited	$20,000,000
Comerica Bank	$20,000,000
HSBC Bank USA, N.A.	$20,000,000
Chang Hwa Commercial Bank, Ltd., Los Angeles Branch	$10,000,000

Total	$550,000,000.00

Schedule 2.4

Revolving Commitments and Revolving Loans of Exiting Lenders

Exiting Lender	Revolving Commitment	Outstanding Loans

Commonwealth Bank of Australia	$30,000,000	$3,157,894.74

Total	$30,000,000.00	$3,157,894.74